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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                              --------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 1999

                    CATERPILLAR FINANCIAL FUNDING CORPORATION
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        (Exact name of registrant as specified in governing instruments)

     Nevada                        333-53721                      88-0342613
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 (State or other                (Commission File               (IRS Employer
 jurisdiction of                     Number)                 Identification No.)
 organization)

   Greenview Plaza, 2950 East Flamingo Road, Suite C-3B, Las Vegas, NV 89121
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   (Address of principal executive offices)                          Zip Code)

       Registrant's telephone number, including area code: (702) 735-2514

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

                         Exhibit Index located at Page 2

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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements - Not Applicable

      (b)   Pro Forma Financial Information - Not Applicable

      (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

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Exhibit   Exhibit                                                  Sequentially
Number    -------                                                    Numbered
------                                                                 Page
                                                                       ----
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1.1       Class A Note Underwriting Agreement dated July 14, 1999
          among Caterpillar Financial Funding Corporation,              --
          Caterpillar Financial Services Corporation, Goldman,
          Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
          Incorporated and Chase Securities Inc.
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1.2       Class B Note Underwriting  Agreement dated July 14, 1999
          among Caterpillar Financial Funding Corporation,              --
          Caterpillar Financial Services Corporation and Goldman,
          Sachs & Co.
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4.1       Indenture dated as of July 1, 1999 between Caterpillar
          Financial Asset Trust 1999-A and The First National           --
          Bank of Chicago, as Indenture Trustee.
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4.2       Amended and Restated Trust Agreement dated as of
          July 1, 1999 between Caterpillar Financial Funding            --
          Corporation and Chase Manhattan Bank Delaware, as Owner
          Trustee.
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4.3       Sale and Servicing Agreement dated as of July 1, 1999
          among Caterpillar Financial Asset Trust 1999-A, as            --
          Issuer, Caterpillar Financial Funding Corporation, as
          Seller and Caterpillar Financial Services Corporation,
          as Servicer.
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10.1      Purchase  Agreement  dated as of  July 1, 1999 between
          Caterpillar Financial Funding Corporation Inc., as            --
          Purchaser and Caterpillar Financial Services
          Corporation, as Seller.
--------------------------------------------------------------------------------
10.2      Administration Agreement dated as of July 1, 1999 among
          Caterpillar Financial Asset Trust 1999-A, Caterpillar         --
          Financial Services Corporation, as Administrator and
          Servicer, Caterpillar Financial Funding Corporation, and
          The First National Bank of Chicago, as Indenture Trustee.
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Exhibit   Exhibit                                                  Sequentially
Number    -------                                                    Numbered
------                                                                 Page
                                                                       ----
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10.3      Custodial Agreement dated as of July 1, 1999, among
          Caterpillar Financial Services Corporation, Caterpillar       --
          Financial Funding Corporation, Caterpillar Financial
          Asset Trust 1999-A and the First National Bank of
          Chicago, as Indenture Trustee.
================================================================================


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CATERPILLAR FINANCIAL FUNDING CORPORATION

                                  (Registrant)


July 21, 1999     `                                  By: /s/ PAUL GAETO
                                                        ------------------------
                                                         Name: Paul Gaeto
                                                         Title: Secretary


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